UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 22, 2005

_____________________________________________________________

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_____________________________________________________________

Commission File Number 1-6227

Delaware                                       42-0823980
        (State of Incorporation)        (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2005, Lee Enterprises, Incorporated (the “Company”) issued a News Release announcing the resignation of Michael E. Phelps, the Company’s Vice-President - Publishing, Vice-President of Lee Publications Inc. and Publisher of the Quad City Times, effective October 3, 2005. Mr. Phelps will be leaving the Company effective November 14, 2005. A copy of this News Release is furnished as an exhibit to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

       (c)        Exhibits

                    99.1       Lee Enterprises, Incorporated News Release announcing the resignation of Michael E.
                                  Phelps, Vice-President - Publishing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: September 23, 2005	/s/Mary E. Junck
Mary E. Junck
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.     Description

99.1                  Lee Enterprises, Incorporated News Release announcing the resignation of Michael E.
                         Phelps, Vice-President - Publishing.

EXHIBIT 99.1 - News Release

                   201 N. Harrison St.
                   Davenport, IA 52801-1939
                   www.lee.net

NEWS RELEASE

Michael Phelps announces plans to leave Lee Enterprises

Mary Junck, Lee chairman and chief executive officer, said, “Michael has made indelible contributions in his nearly six years with Lee, first as vice president of sales and marketing, and then as an operating vice president and publisher. He’s been a fountain of energy and ideas, and we’ll miss him,” she said.

Greg Veon, Lee vice president for publishing, said, “Michael has done an excellent job in leading the Quad-City Times to national recognition for editorial excellence as well as launching new and innovative products, like Your Mom, which is aimed at the youth market.”

Veon said Phelps plans to phase out his responsibilities at the Times, and that the interim publisher will be Suzanna Frank, Lee’s director of research and marketing. Before joining Lee in 2003, she was market research manager for the San Diego Union-Tribune and was a senior consultant in marketing strategy at Kannon Consulting Inc. in Chicago. She has a degree in international relations from Eastern Illinois University in Charleston and a master’s degree in business administration and marketing from DePaul University in Chicago. She is a member of Newspaper Association of America’s Research Federation board of directors and is a frequent presenter at industry conferences.

Lee Enterprises owns 52 daily newspapers and a joint interest in six others. Lee also operates associated online services and more than 300 weekly newspapers, shoppers and classified and specialty publications. Lee is based in Davenport, Iowa, and its stock is traded on the New York Stock Exchange under the symbol LEE. For more information about Lee Enterprises, please visit www.lee.net.

Contact: Dan.Hayes@Lee.net, (563) 383-2163